

SHIFT

September 2020

Safe Harbor

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Shift Technologies, Inc. or Insurance Acquisition Corp. or any of Shift Technologies, Inc.'s or Insurance Acquisition Corp.'s affiliates' securities (as such term is defined under the U.S. Federal Securities Law). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination, as contemplated in the Agreement and Plan of Merger (collectively, the "Business Combination"), of Shift Technologies, Inc. and Insurance Acquisition Corp. and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the issuance of this document. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance. Shift Technologies, Inc. and Insurance Acquisition Corp. assume no obligation to update the information in this Investor Presentation.

Use of Projections

This Presentation contains financial forecasts with respect to Shift Technologies, Inc. Neither Insurance Acquisition Corp.'s independent auditors, nor the independent registered public accounting firm of Shift Technologies, Inc., audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results.

Forward Looking Statements

This Investor Presentation includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated and projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Insurance Acquisition Corp., Shift Technologies, Inc. or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger and the proposed business combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Agreement and Plan of Merger due to the failure to obtain approval of the stockholders of Insurance Acquisition Corp. or other conditions to closing in the Agreement and Plan of Merger; (3) the ability to meet Nasdaq's listing standards following the consummation of the transactions contemplated by the Agreement and Plan of Merger; (4) the risk that the proposed transaction disrupts current plans and operations of Shift Technologies, Inc. as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Shift Technologies, Inc. may be adversely affected by other economic, business, and/or competitive factors; (9) the operational and financial outlook for Shift Technologies, Inc.; (10) the ability for Shift Technologies, Inc. to execute its growth strategy; and (11) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the Securities and Exchange Commission ("SEC") by Insurance Acquisition Corp. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Insurance Acquisition Corp. and Shift Technologies, Inc. undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Industry and Market Data

In this Presentation, Shift Technologies, Inc. relies on and refers to information and statistics regarding market share in the sector in which it competes and other industry data. Shift Technologies, Inc. obtained this information and statistics from third-party sources. Shift Technologies, Inc. has supplemented this information where necessary with information from discussions with Shift Technologies, Inc. customers and its own internal estimates, taking into account publicly available information about other industry participants and Shift Technologies, Inc.'s management's best view as to information that is not publicly available.

Use of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. Insurance Acquisition Corp. and Shift Technologies, Inc. believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Shift Technologies, Inc. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and page 44 of this Presentation for a description of these non-GAAP financial measures and reconciliations of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Additional Information About the Transaction and Where to Find It

The Company has filed with the SEC a Registration Statement on Form S-4, which includes a definitive proxy statement/prospectus in connection with the Merger and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. The Company's stockholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with the Company's solicitation of proxies for its stockholders' meeting to be held to approve the Merger because the proxy statement/prospectus contains important information about the Company, Shift and the Merger. The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of September 10, 2020. Stockholders can also obtain copies of the Registration Statement on Form S-4 and the definitive proxy statement/prospectus, without charge, at the SEC's website at www.sec.gov or by directing a request to: Insurance Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, Attn: Joseph Pooler.

Participants in Solicitation

The Company, Shift and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of the Company's stockholders with respect to the approval of the Merger. Information regarding the Company's directors and officers and a description of their interests in the Company is contained in the definitive proxy statement/prospectus for the Merger. Additional information regarding the participants in the proxy solicitation, including Shift's directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/prospectus for the Merger. Each of these documents is available at the SEC's website or by directing a request to the Company as described above under "Additional Information About the Transaction and Where to Find It."

In connection with the Merger, at any time prior to the special meeting to approve the Merger, certain existing Company stockholders, which may include certain of the Company's officers, directors and other affiliates, may enter into transactions with stockholders and other persons with respect to the Company's securities to provide such investors or other persons with incentives in connection with the approval and consummation of the Merger. While the exact nature of such incentives has not yet been determined, they might include, without limitation, arrangements to purchase shares from or sell shares to such investors and persons at nominal prices or prices other than fair market value. These stockholders will only effect such transactions when they are not then aware of any material nonpublic information regarding the Company, Shift or their respective securities.

Agenda & Presenters

Insurance Acquisition Corp.

Daniel Cohen
Chairman of the Board of Directors

Betsy Cohen
Partner – INSU Sponsor

John Butler
President and CEO

Intro to Shift

Technology Platform

Key Growth Opportunities & Technology

Financial Performance

SHIFT

George Arison
Co-CEO

Toby Russell
Co-CEO

Cindy Hanford
CFO

Henry Bird
VP of Strategic Finance

Transaction Summary

Key Transaction Terms

- $423.6 million Enterprise Value (de-SPAC)
  - 1.1x 2021E revenue of $402 million
- Shift stockholders receive $380 million[1] in equity (100% equity rollover)
- Shift receives up to $303 million in primary proceeds to fund operations and growth[2]
- Existing Shift shareholders will receive 6 million earn-out shares[3]:
  - 3 million earn-out shares if stock price exceeds $12.00 per share
  - Additional 3 million shares if stock price exceeds $15.00 per share
- Shift management will continue to operate the business post-closing
- Transaction closing expected Q3 2020

Proposed Sources

($ in Millions)

INSU Equity	$154.2
Shift Equity Rollover	380.0
PIPE Financing[4]	185.0
Total Sources	**$719.2**

Proposed Uses

($ in Millions)

Shift Equity Rollover	$380.0
Cash to Merged Company Balance Sheet[5]	303.1
Transaction Expenses[6]	36.1
Total Uses	**$719.2**

Pro Forma Capitalization

($ in Millions)

Cash[7]	$338.7
Pro Forma Debt[8]	31.1
Pro Forma Enterprise Value	**$423.6**
Implied Market Capitalization (excl. earn-out)[9]	**$731.2**

Pro Forma Ownership at Close[10]



PIPE Shares
22.1%
Sponsor Shares
7.3%
SPAC IPO Shares
18.0%
52.6%
Shift Existing Shareholders

[1]Represents total seller equity, including in respect of options and warrants
[2]Assumes a $185 million PIPE financing and no INSU stockholder redemptions; Shift may also elect to use a portion of proceeds to pay down debt
[3]Earn-out shares subject to exceeding trigger value for 20 out of any 30 consecutive trading days at $12.00 during the first 12 months and at $15.00 during the first 30 months
[4]Model assumes PIPE Financing issued at $10.00 per share
[5]The proceeds from the Trust Account (net of INSU stockholder redemptions) and the PIPE Financing, after payment of transaction expenses will increase the amount of cash on the balance sheet
[6]Reflects estimated transaction costs based on a transaction value of $10.00 per share. Actual costs may vary
[7]Assumes $27.9 million of cash in excess of $7.7 million net working capital per the 6/30/2020 unaudited balance sheet
[8] Pro forma debt includes term loan and PPP loan, excluding floor plan facility of $6.7 million as of 6/30/2020 unaudited balance sheet in accordance with industry norm
[9]Includes (a) 425,000 private placement shares and (b) 20% of the total 5.7 million promote shares, or 1.1 million shares, that are not subject to transfer restrictions following the close of a business combination. The four remaining 20% tranches of promote shares cannot be sold or transferred until a closing stock price shares exceeds $12.00, $13.50, $15.00, and $17.00 respectively, for any 20 trading days within a 30-day trading period following the business combination
[10]Includes all sponsor and earn-out shares

Platform Delivers a Comprehensive and Seamless Car Ownership Experience


Shift’s mission is to make car purchase and ownership simple.


1. Research & Discovery
2. Test Drive
3. Purchase
4. Ownership
5. Selling
CAR OWNERSHIP CYCLE
$
$

- - - Denotes future opportunity

Shift Provides 3-Step Full-Service Auto Sales

Frictionless end-to-end ecommerce solution simplifies the auto purchase and sale experience

1 Acquire

- Instant quote
- Evaluation at customer location
- Consumer cars = best inventory


GET QUOTE

2 Recondition

- 150+ point inspection
- In-house reconditioning
- Digitally enabled



3 Omni-Channel Sale

- Buy-it-Now
- At-home test drive
- Fully digital financing
- Centralized Sales



Shift Delivers Test Drive and Fulfillment Directly to Consumers Wherever They Are

Advantages of Regional Logistics Focus

- **Reduced fulfillment costs**
- **Cost-efficient test drive logistics**
- **Streamlined inventory on-boarding**
- **Improved inventory mix**
- **Centralized Shift software**
- **Greater ease for customers**

Shift's technology and logistics network allows it to cover a broader area than traditional dealers



Santa Rosa
Sacramento
Napa
<20 Miles[1]
Implied radius of typical auto dealer service area
San Francisco
Fremont
Modesto
San Jose
~60 Miles
Average radius of service area from SHIFT hub location

C Denotes CarMax retail location

[1]According to Freckle IoT Q4'2018 Auto Footfall Report, 71% of people will travel less than 20 miles to visit a dealership

Shift's Differentiated Strategy Focuses on Largest Segment of the Used Car Market

Targeting **Aged Vehicles**

Used Car Industry Sales by Age of Car



Focus for Shift
84%
Focus for other ecommerce dealers
5%
28%
56%
11%
1-2 yrs
3-5 yrs
6-10 yrs
11+ yrs

Concentrated on **Lower-Priced Vehicles**

Used Car Industry Listings by Price



Focus for Shift
57% / 99%
Franchised Dealers[1]
Independent Dealers[2]
16%
71%
40%
28%
44%
1%
< $10K
$10K-$20K
>$20K

Focused on **Largest Segment** of Market

Proportion of Car Listings by Age of Car



25%
48%
50%
68%
75%
52%
50%
32%
SHIFT CARVANA CARMAX VROOM
1-3 years
4+ years

Differentiated **Value Segment** Focus[3]

Proportion of Car Listings by Price Segment



16%
1%
2%
0%
64%
72%
53%
21%
20%
27%
44%
79%
SHIFT CARVANA CARMAX VROOM
< $10K
$10K-$20K
>$20K

[1] Based on representative set of 1.5 million listings from Vast.com

[2] Based on 9,200 confirmed dealer survey responses within InfoGroup data from NIADA; values are based on the percentage of dealer respondents with listings in the relative category

[3] Shift defines value segment cars as those with > 80,000 miles or > 8 years old

Source: ecommerce listing data from company websites as of 2/14/2020; NIADA Used Car Industry Report 2019; Auto Dealer Monthly; Edmund's Millennial Car Shopping Report; Experian, CarStory by Vast

Consumers Prefer the Shift Experience

Shift's Ecommerce Consumer Experience is Consistently Rated Higher than Traditional Auto Retailers


NET PROMOTER SCORE
(CUSTOMER SATISFACTION)
(3)
3
7
39
47
52
70
82
Hertz
GM
Auto Retailers[1]
Mercedes-Benz
vroom
SHIFT
CARVANA

Jay H.

The Shift process was easy and seamless... - September 4, 2019

Daniel D.

Purchased during the COVID-19 pandemic and what better way than everything delivered to your door! - May 25, 2020

Source - Quotations: Yelp reviews

Source - Net Promoter Scores: All net promoter scores ("NPS") from Customer Guru except Vroom (IPO Prospectus Supplement filed on 6/9/2020), Carvana (William Blair Growth Conference Presentation on 6/10/2020) and Shift. Shift NPS calculated internally as average NPS of buyers, sellers, and test drivers. NPS calculation methodology may vary by reporting source.

[1]Auto Retailers include Rush Enterprises, Lithia Motors, Avis Budget Group, Sonic Automotive, Asbury Automotive Group, Penske Automotive Group, and AutoNation

The Used Car Market is Primed for Ecommerce Disruption

Massive, Fragmented Market

U.S. used vehicle sales

$841BN 2019 U.S. Used Vehicle Market[1]



Top 100 Dealer Groups[2]
Peer-to-Peer[3]
6%
50%
44%
Other Dealer Groups[1]

Ripe for Disruption

Consumers trending towards online purchases

97% Customer auto purchases involve online research[3]

82% Population using online 3rd party site for car shopping[4]

60% Of car shopping experience time is spent online[4]

46% U.S. adults surveyed plan to use their cars more often and public transportation less post COVID-19 [5]

Limited Digital Adoption

ecommerce market penetration remains light in auto retail



Auto Retail
< 1%
Groceries
9%
Pet Supplies
21%
Appliances
27%
Furniture
28%
Shoes
30%
Apparel
32%

Source: IDC, U.S. Census Bureau and Wall Street research

Note: [1]Edmunds Used Vehicle Report 2019, [2]Automotive News Top 150 Dealership Groups; [3]Capgemini Cars Online, [4]Cox Automotive Car Buying Journey Report, [5]Capgemini COVID-19 and the Automotive Consumer

Strong Current Momentum with Accelerating Sales Growth

Ecommerce Units Sold and Adjusted Gross Profit per Unit ("Adj. GPU") Resilient Despite Pandemic



Q1 '20A:
$2,465
Adj. GPU
Q2 '20A:
$2,048
Adj. GPU
Q3 '20E:
$1,318
Adj. GPU
July 2020 Adj. GPU of $1,924[1]
August trending 65% above Q2'20A average units per month
414
556
451
499
683
640
834
1,000+
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20

Shelter-in-place orders impacted transactions in March

Touchless delivery, PermaSafe recondition, and general ecommerce demand accelerated sales in April

Mitigated post-lockdown concerns by slowing inventory acquisitions in March, April and May. We have since accelerated acquisitions in June and July to rapidly grow inventory

Highly-selective inventory impacted Q2 sales volume, but resulted in strong Adj. GPU

Strong demand for product continued into July driving accelerated growth through the remaining Q3 and Q4

Multiple factors driving **Adj. GPU +45% above Q3 plan** in July

Note: Reflects ecommerce units. Financials are unaudited. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Projections that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Adjusted Gross Profit per Unit ("Adj. GPU") is calculated as Adjusted Total Gross Profit divided by the number of ecommerce units.

(1) July Adj. GPU of $1,924 is calculated as GAAP Total Gross Profit (unaudited) of $1.6 million divided by 834 ecommerce units sold. July Adj. GPU negatively impacted by $224 of non-repair labor expense.

A Leading Online Used Car Platform

SHIFT

Massive fragmented market with accelerating ecommerce penetration	**$841BN** Domestic Used Automotive TAM
Experienced team leading technology and consumer experience	**70** Net Promoter Score[1]
Expansive customer base and partner network	**330K+** Peak Monthly Unique Visitors in 2020[2]
Differentiated at-home test drives and Value segment	**85%+** Vehicles Sourced from Consumers
Broadest spectrum of used car inventory	**$16,046** 2020E ecommerce ASP[3]
Strong unit economics primed for growth	**7.9%** 2020E Adjusted Gross Margin[4]

Source: Wall Street research, Management
[1]Net promoter score is the average of Shift buyers, sellers, and test drivers, [2]YTD 2020 monthly unique visitors averaged ~255K [3]Ecommerce vehicle revenue divided by ecommerce units
[4]Reflects adjusted gross margin, which excludes a non-cash contra-revenue adjustment primarily associated with Lithia warrant milestones. 2020E adjusted gross margin is negatively impacted by 1.0% as a result of non-repair labor cost. Adjusted gross margin is a non-GAAP financial measure. For a reconciliation of adjusted gross margin to its most directly comparable GAAP financial measure see page 44 of the Presentation.
Note: These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Shift defines Value segment cars as those with > 80,000 miles or > 8 years old. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.



Technology Platform Drives Growth

SHIFT

World Class Management Team



George Arison
Co-CEO, Since 2014
Founded Shift in 2014 with the vision to build a revolutionary way to buy and sell cars and co-founded Taxi Magic



Toby Russell
Co-CEO, Since 2015
Led Capital One's digital transformation. Created first mobile app for ground travel at Taxi Magic



Cindy Hanford
CFO, Joined 2019
Southern California Finance Controller for Lithia Motors. Director of Finance Operations at Nike



Sean Foy
COO, Joined 2018
Led operations for Enjoy Technology and Amazon devices. Longtime Amazon operations leader



Tracy Lessin
VP of Marketing, Joined 2019
Managed P&L, led brand management and marketing at Clorox. Marketing Director for Lifelock



Josh Pittman
VP of Sales, Joined 2019
Senior Director leading inside sales for LivingSocial. VP of inside Sales for Velocify & SportsEngine



Karan Gupta
Senior VP of Engineering, Joined 2020
Led Supply and Operations engineering at The RealReal. Senior Director of Engineering at Prysm



Christian Ohler
CTO, Since 2014
Led backend engineering for Google App Engine and Wave. Built core Dropbox APIs

Technology Creates a Differentiated Experience for Consumers



$15k - $40k
List prices do not include taxes
or Shift service fee
Fiesta ST
$16,900
Mazda MX-5 Miata Gran...



Ford Fiesta ST
$16,900
Schedule a test drive
Ready to book?
Book your test drive
When you're ready to buy, how might you pay?
Finance through SHIFT
Rates as low as 4.1%
Selected
Choose your loan terms
$ 3,400
60 months
Total loan amount
$16,052.00
Continue with these terms

Browse Cars

- Seamless experience
- Breadth of options

Choose

- Mechanical inspection report
- 360-degree photos

Test Drive

- At-home test drive
- Easy scheduling

Financing and Warranty

- Approvals under 10 minutes
- Instant decision

Purchase

- Digital contracts
- Online purchase end-to-end

Users Complete Car Purchase Fully Digitally with Ease

Acquisition Platform Provides Unique Customer Sourced Inventory


Sell or trade your car
Year
Make
Model
Get my estimate
Enter your License Plate or VIN and we'll find your car faster
Your offers
You have no offers yet. Get one above.
How it works
Step 1
Get a free online estimate
We give fair estimates, often thousands more than dealerships, by analyzing data on similar cars and your local market.
Step 2
Evaluations brought to you
We come to you to evaluate your car, review your adjusted offer, and pick up your car.
Step 3
Get paid or get credit
We'll set up payment on the spot OR apply your car's value for trade-in credit to a new purchase. We'll also process all DMV paperwork

Over 85% of Inventory Sourced from Customers and Partners[1]

Customer Sourced Vehicles

- Scarce and desirable
- Faster inventory turns

Powered by Technology

- Data-driven instant offer from proprietary pricing algorithm
- At-home evaluations
- Proprietary mobile diagnostic applications

[1]For Q1 2020

Superior Quality Delivered Through In-House Reconditioning

Inspection & Reconditioning

- 150-point+ inspection
- Certified mechanics
- Detailing
- Professional photos
- PermaSafe operations during COVID-19




Portland
Sacramento
San Francisco
Los Angeles
San Diego

Shift operates 5 reconditioning centers today

Centralized inspection and reconditioning centers service broad areas

Omni-Channel Offering
Customer option to pick up vehicle at a Shift Hub

Certified and Value reconditioning standards

Technology Powers Every Step of Operations



Evaluations App

- Verifies vehicle price + condition
- Onboards seller



Inspection App

- Produces repair cost estimates
- Generates inspection report for transparency



Test Drive App

- Schedule/logistics management
- Payments/transaction management



Financing App

- Financing and vehicle protection products application and purchase flow

Machine Learning Optimizes Process at Each Stage

Inventory Sourcing & Pricing

- Lead scoring optimizes sales priorities
- AI-driven effective pricing for quicker sell-through
- Data-driven evaluations of the right inventory at the right time improving margins



Customer Experience

- Predictive customer recommendations
- Provides vehicle features customers desire
- Loan pre-qualification simplifies purchase and drives higher other revenue


SHIFT

Comprehensive and Efficient Sales and Marketing Platform

Key Drivers



- **Search Engine Optimization**
- **Customer Targeting via Search and Social Media**
- **Efficient Centralized Sales**

Results



- **$842** 2019 CAC[1]
- **Under 5 Minutes** Sales team response time to potential buyers
- **~45%** Warranty attach rate[2]

Moving forward: Efficient, local brand marketing designed to accelerate growth while maintaining strong margin

[1]Customer Acquisition Cost calculated as marketing expense divided by ecommerce units
[2]Q2'20 average (April, May)
Note: All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

Shift Is a Differentiated ecommerce Platform and Is Taking Share from Auto Retailers

	Less than 1% U.S. used auto sales			~50% U.S. used auto sales	~50% U.S. used auto sales
	SHIFT	vroom	CARVANA	Auto Retailers	Peer-to-Peer
Retailer Inventory	Full spectrum including Value	Recent model / higher price	Broad mix	Mixed	One
Test Drive Capability	Full test drives 7 days, 200 miles returns	No test drives 7 days, 250 miles returns	No test drives 7 days, 400 miles returns	Test drive capability at retail locations; limited/no returns	Test drive capability limited/no returns
NPS / User Experience	70	52	82	7	Poor / Inconsistent
Logistics	In-house concierge delivery and reconditioning	Third-party reconditioning and delivery	Hub and spoke model, with 24 vending machines	In-house service and repair for new, used, and certified pre-owned inventory	Various in-person
Geography	California, Oregon	National coverage through partners	Logistics cover 70% of population	National / Regional	Local
Retail Locations	5 hubs SF, LA, SD, SAC, POR[1]	Texas Direct Auto location in Houston, TX	24 vending machines throughout U.S.	Traditional retail	Households

Note: Shift NPS calculated as average NPS of buyers, sellers and test drivers
[1]San Francisco, Los Angeles, San Diego, Sacramento, and Portland

Initiatives Driving Improved Unit Economics, Setting the Stage for Growth

Rationalized Inventory

Decreased Retail-to-Wholesale[1] volumes drive increased margins

Wholesale Units %

19% Decrease in wholesale units as a percentage of total units in Q2 2020A compared to 2019A

Value Segment

Launched Value segment to efficiently target the full spectrum of used car market

Value as a % of Units Sold[2]

29% Of revenue in YTD[3] 2020A were Value Cars

Financing & Vehicle Protection

Enhanced unit economics as bundling increased attach rates

Other Adjusted Gross Profit per Unit

~84% Increase in other adjusted gross profit per unit in May over 2019A average[4]

Note: These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

[1] Shift defines Retail-to-Wholesale as acquired ecommerce vehicles that are sold via Wholesale

[2] Shift defines Value segment cars as those with > 80,000 miles or > 8 years old

[3] Year-to-date as of 6/30/2020

[4] Based on May 2020 other adjusted gross profit per unit average of $850



Compelling Growth Trajectory

SHIFT

Shift Has Multiple Levers to its Growth Strategy


Increase Market Penetration
Geographic Expansion
Ancillary Product Offerings
3rd Party Strategic Inventory and Marketplace
Strategic M&A and Omni-Channel Platform

Proven Model Presents Massive Opportunity in Addressable Urban Markets

Grow Current Markets

Able to scale by achieving San Francisco penetration in addressable California markets


16x
0.3%
4.2%
California 2019 Market Penetration[1]
Current San Francisco Area Penetration[2]

Add New Markets

Shift targets urban, densely-populated markets


6x
12.0%
67.0%
Current Population Coverage[3]
Target Population Coverage[4]

Proven Market Entry Playbook

Achieved 1.0% market share in Portland after only 12 months


10x
1.0%
~10%
Portland 2019 Market Penetration[5]
CarMax Market Penetration in Top Markets

Source: National Automobile Dealers Association for 2017; 4Q California New Car Dealers Association; Company filings

[1] California market penetration calculated by dividing Shift unit sales by total units sold in California

[2] Represents Shift total unit sales for ZIP codes in which Shift currently operates from San Francisco, South San Francisco, Daly City and Brisbane, divided by total used vehicle sales in the same area

[3] Includes MSA's within 60 miles of Shift reconditioning facilities in San Francisco, Los Angeles, San Diego, and Sacramento.

[4] Target population coverage calculated by dividing population of top 100 most highly populated U.S. MSAs by 2019 US population

[5] Represents Shift total unit sales for ZIP codes in which Shift currently operates, divided by total used vehicle sales in the same area

Meaningful Scale and Rapid Growth

Clear Path for Revenue Growth

($ in Millions)


2021: $402
108% YoY
Q3 2020
Run-Rate[1]
Revenue of $235 MM
2020: $193
16% YoY
$30
$32
$59
$72
$78
$85
$103
$135
Q1 '20A
Q2 '20A
Q3 '20E
Q4 '20E
Q1 '21E
Q2 '21E
Q3 '21E
Q4 '21E

1st Half 2020

(33%) Growth

- Continued focus on unit economics
- Impact of COVID-19

2nd Half 2020

79% Growth

- Additional capital allows accelerating marketing spend
- New markets entry

Note: These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

[1] Q3 2020 Run-Rate revenue defined as Q3 2020 revenue of $58.7 million multiplied by 4

Financial Update and Projections

Transformational Technology Platform With an Attractive Financial Profile

SHIFT

- Strong revenue growth with a massive market opportunity
- Attractive unit economics
- Capex-light, ecommerce model provides significant operating leverage
- Compelling long-term model
- Strong Q2 and July performance

Strong Unit and Revenue Growth



Units Sold
'20 – '21
Ecommerce Unit Growth
114%
45K-
55K
Wholesale
Ecommerce[1]
8,480
1,248
7,232
11,091
2,828
8,263
12,631
2,842
9,789
24,286
3,365
20,921
2018A
2019A
2020E
2021E
2022E



Total Revenue[1]
($ in Millions)
'20 – '21
Ecommerce Revenue Growth
123%
$750-
$850
Wholesale
Ecommerce[1]
$132
6
126
$166[2]
28
138
$193
28
165
$402
34
368
2018A
2019A
2020E
2021E
2022E

Note: These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

[1]Includes vehicle, other revenue and third-party

[2]Includes non-cash contra-revenue primarily associated with Lithia warrant milestones of $8.5MM

Sustained Adjusted Gross Profit Growth


($ in Millions)
4.1%
4.0%
7.9%
9.2%
13.0%
11.0%
$5
$7
$15
$37
$90-$110
2018A
2019A
2020E
2021E
2022E

Key Growth Drivers

Tech Platform
Optimize pricing model and drive higher funnel conversion

Days to Sale
Improve inventory selection to drive down Days to Sale

Reconditioning
Improve efficiency

Third-party sourcing and partnerships
Scale capacity in new and existing markets

Other revenue
Continued improvements as volumes scale



Note: Reflects adjusted gross profit, which excludes a non-cash contra-revenue adjustment primarily associated with Lithia warrant milestones. For a reconciliation of adjusted gross profit to its most directly comparable GAAP financial measure see page 44 of the Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

Strong Momentum in Other Adjusted Gross Profit (Financing and Vehicle Protection)

Pre-Qualification & Bundling Driving Other Adjusted Gross Profit per Unit Growth

Other adjusted gross profit includes adjusted gross profit from commissions on financing and vehicle protection products



$387
$362
$463
$767
Management targeting $800 other adjusted gross profit per vehicle in 2020
2017A
2018A
2019A
2020E

Other adjusted gross profit per unit[1]

Increased by 84% from 2019 to May 2020

Value segment

Substantial Improvement in other revenue attach

Growth drivers

- New value-add products
- Improved attach rates
- Volume and lower cost of funds
- Pre-qualification technology

Note: These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

[1] Other adjusted gross profit includes the sale of ancillary products to customers that purchase vehicles through the Shift platform. Our current offering consists of financing from third-party lenders, guaranteed asset protection ("GAP") waiver, and tire and wheel protection services. We plan to offer additional third-party products to provide a greater product offering to customers and expect these products to contribute to reaching our revenue and profitability targets.

Highly Efficient Buyer Side Marketing

"Speed to Lead" Decreasing Buyer and Seller Customer Acquisition Cost (CAC)



$1,544
$842
$752
Brand Marketing
Buyer CAC
Seller CAC
2018A
2019A
2020E

"Speed to lead"

Improving sales efficiency and driving down CAC

High value

Shift focused on data-driven, high value marketing channels

Third-party inventory sourcing

OEM and Fleet partnerships provide inventory at lower CAC

Efficient regional focus

Relative to ecommerce peers' national ad campaigns

Note: Figures represent customer acquisition cost per ecommerce unit; These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

Driving a Compelling Unit Economics Story

2020E Unit Economics Breakdown


$16,046
$767
$212
($13,889)
($1,095)
($288)
($198)
$1,554
($1,544)
$10
Ecommerce ASP 1
Other 2
Wholesale 3
Cost to Acquire Inventory 4
Reconditioning Cost
Vehicle Acquisition & Fulfillment 5
Non-Repair Labor Cost
Adjusted Gross Profit per Unit (Adj. GPU)
Customer Acquisition Cost (CAC) 6
Adj. GPU - CAC

Strong 2020E unit economics grow business with positive unit contribution

Increase marketing spend while maintaining positive unit economics

[1]Ecommerce vehicle sales divided by ecommerce units
[2]Reflects adjusted other gross profit divided by ecommerce units
[3]Reflects adjusted wholesale gross profit divided by ecommerce units
[4]Includes depreciation and storage fees
[5]Fulfillment includes hourly rate and travel cost for concierge
[6]Reflects Marketing and advertising, including referrals, branding, website, market research, car listings, creative services, and consulting
Note: Metrics shown on a per unit basis divided by ecommerce units. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

Auto Ecommerce Unit Economics Comparison at IPO

Adjusted Gross Profit per Unit[1,3]

Strong unit economics pave the way for aggressive growth as a public company


Adj. GPU negatively impacted by $337 non-repair labor
Average Ecommerce Sale Price[5]
$1,350
$15,925
$1,716
$30,141
$1,072
$18,078
SHIFT
LTM Q2'20
vroom
LTM Q1'20
CARVANA
LTM Q1'17

Adjusted Gross Margin[2,3]

Healthy Adj. GPU with lower ASP leads to a superior Adjusted Gross Margin


6.8%
5.6%
5.5%
SHIFT
LTM Q2'20
vroom
LTM Q1'20
CARVANA
LTM Q1'17

Customer Acquisition Cost (CAC)[4]

Significant opportunity to drive growth with increased marketing spend on a positive per unit contribution


$1,174
$2,562
$1,406
SHIFT
LTM Q2'20
vroom
LTM Q1'20
CARVANA
LTM Q1'17

Note: Vroom metrics shown as ecommerce only, excluding TDA. Shift financials are shown unaudited.
[1]Adj. GPU calculated as adjusted gross profit divided by ecommerce units [2]Gross margin calculated as adjusted gross profit divided by total revenue
[3]Reflects adjusted gross margin, which excludes non-repair labor, excess capacity, and a non-cash contra-revenue adjustment primarily associated with Lithia warrant milestones. Adjusted gross margin is a non-GAAP financial measure. For a reconciliation of adjusted gross margin to its most directly comparable GAAP financial measure see page 44 of the Presentation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.
[4]Customer Acquisition Cost calculated as advertising expense divided by ecommerce units [5]Average Selling Price (ASP) defined as ecommerce revenue divided by ecommerce units

Compelling Long-Term Model

	2019A	1H 2020A	2H 2020E	2021E	2022E	LT Target
YoY Revenue Growth	***26.1%***	***(32.9%)***	***78.5%***	***108.1%***	***87.0% - 112.0%***	***60.0 - 75.0%***
Adjusted Gross Margin[1]	***4.0%***	***11.6%***	***6.1%***	***9.2%***	***11.0% - 13.0%***	***16.0 - 20.0%***
Fulfillment Cost[2]	*3.8%*	*4.1%*	*3.1%*	*2.9%*	*2.4% - 3.5%*	*2.0 - 3.0%*
Customer Acquisition Cost[3]	*4.2%*	*7.5%*	*4.9%*	*4.0%*	*2.5% - 3.2%*	*1.0 - 1.5%*
Storage & Admin[4]	*2.9%*	*3.3%*	*2.4%*	*2.4%*	*1.6% - 1.8%*	*1.0 - 1.5%*
Corporate OPEX[5]	*23.5%*	*29.3%*	*16.5%*	*13.3%*	*6.5% - 7.5%*	*3.0 - 4.0%*
Adjusted EBITDA Margin[6]	***(30.3%)***	***(32.6%)***	***(20.8%)***	***(13.4%)***	***(5.0%) - 0.0%***	***6.0 - 13.0%***
Cash From Ops Margin[7]	***(17.0%)***	***(22.8%)***	***(30.2%)***	***(18.4%)***	***(6.0%) - (3.0%)***	***3.0 - 10.0%***

[1] Reflects adjusted gross margin, which excludes a non-cash contra-revenue adjustment primarily associated with Lithia warrant milestones. Adjusted gross margin is a non-GAAP financial measure. For a reconciliation of adjusted gross margin to its most directly comparable GAAP financial measure see page 44 of the Presentation

[2] Comprised of expenses related to delivering vehicles to buyers

[3] Sum of buyer CAC and seller CAC

[4] Comprised of costs related to holding inventory

[5] Sum of central operations expense, other corporate headcount expense, corporate expense (excl. engineering, product & design and depreciation & amortization), engineering payroll capitalized, total engineering, product & design headcount expense, engineering share of corporate expenses and brand marketing

[6] Adjusted EBITDA Margin is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA margin to its most directly comparable GAAP financial measure see page 44 of this Presentation.

[7] Cash from operating activities as a percent of total revenue under GAAP measures

Note: Margin shown as percent of revenue; These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

A Leading Online Used Car Platform

SHIFT

Massive fragmented market with accelerating ecommerce penetration	**$841BN** Domestic Used Automotive TAM
Experienced team leading technology and consumer experience	**70** Net Promoter Score[1]
Expansive customer base and partner network	**330K+** Peak Monthly Unique Visitors in 2020[2]
Differentiated at-home test drives and Value segment	**85%+** Vehicles Sourced from Consumers
Broadest spectrum of used car inventory	**$16,046** 2020E ecommerce ASP[3]
Strong unit economics primed for growth	**7.9%** 2020E Adjusted Gross Margin[4]

Source: Wall Street research, Management

[1]Net promoter score is the average of Shift buyers, sellers, and test drivers, [2]YTD 2020 monthly unique visitors averaged ~255K [3]Ecommerce vehicle revenue divided by ecommerce units

[4]Reflects adjusted gross margin, which excludes a non-cash contra-revenue adjustment primarily associated with Lithia warrant milestones. 2020E adjusted gross margin is negatively impacted by 1.0% as a result of non-repair labor cost. Adjusted gross margin is a non-GAAP financial measure. For a reconciliation of adjusted gross margin to its most directly comparable GAAP financial measure see page 44 of the Presentation.

Note: These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Shift defines Value segment cars as those with > 80,000 miles or > 8 years old. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.



Appendix

Shift is Poised to Lead Digitalization for Partners and Third-Parties

Shift Capabilities	Key Partners

End-to-end transactional capabilities

- Financing and payments
- Add-on products
- At-home test drive and delivery
- Trade-ins and vehicle sale

Shift enabled services

- At-home test drive and vehicle pick-ups
- Inspection and reconditioning
- Sales and customer service
- Buy-it-Now


OEMs
Fleet Operators
Dealerships

Shift Technology Expands Traditional Dealer Reach

Shift's technology extends the dealer's sales coverage area to attract new customers


~60 Miles
Shift can fulfill test drives and delivery for dealers in its entire regional service area
<20 Miles¹
Standard service area
San Francisco
Freemont
San Jose
Modesto
Los Banos
Salinas

● Hypothetical dealer licensing Shift technology

99% of independent auto retailer sales are for vehicles under $20K[2]

% Pre-COVID-19 Inventory under $20K[3]


SHIFT
80%
CARVANA
73%
CARMAX
55%
vroom
21%

[1]According to Freckle IoT Q4'2018 Auto Footfall Report, 71% of people will travel less than 20 miles to visit a dealership
[2]Based on 9,200 confirmed dealer survey responses within InfoGroup data from NIADA; [3]Ecommerce listing data from company websites as of 2/14/20

Opportunistic Pipeline of M&A Opportunities to Accelerate Growth

M&A

Potential to Accelerate Plans to Enter New Markets

1 Acquire Auto Retailer

Dealers represent $420BN[1]

Focus on attractive markets for Shift

Target cash flow accretive deals

2 Leverage Reconditioning and Footprint

Reconditioning

Real estate footprint

Scale improves other revenue

3 Omni-Channel Offering for Consumers



Onboard inventory for ecommerce offering

Digital car acquisitions

[1]Represents the 50% of the U.S. vehicle sales market comprised of dealer groups, with total market calculated as total units times average sales price

Source: Edmunds Used Vehicle Report 2019, Automotive News Top 150 Dealership Groups, Capgemini 4/20

Shift is Uniquely Positioned to Outperform During the Pandemic

"Shift, an e-commerce marketplace for buying and selling cars, today announced it is offering its proprietary software solutions to a limited number of dealership groups that may have seen a drop in sales as a result of COVID-19. The company is looking to work with dealership groups that have multiple stores either shut down or operations significantly impacted by the nation-wide social distancing orders."

– PR Newswire, April 9, 2020

"As we detail below, comments and insights from Mr. Arison suggest clearly both the underlying power and nimbleness of the up & coming Shift model and the potential for significant recovery in the used car business broadly as current COVID-19 headwinds abate."

– Wall Street Analyst, April 28, 2020

"Shift's model was already different than the traditional dealership "hub," but the company is now changing again. 'We've fundamentally redone the way we offer our core service,' Russell said. "Shift was originally designed to let people shop online for a car, push a button and let a car come to them. 'We had to really change that into a no-contact test drive, which is the way any retail business should be going,' he said."

– San Francisco Chronicle, April 20, 2020

Note: Shift has neither sought nor obtained the consent from any third party to use any statements or information contained in this presentation that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein

Shift Select Investors

ALLIANCE VENTURE

BMW i Ventures

dcm

G2VP

Goldman Sachs

HIGHLAND CAPITAL PARTNERS

Threshold

LITHIA MOTORS, INC.

Income Statement & Key Performance Indicators (KPIs)

	2019				2020							
($ in Millions)	Q1A	Q2A	Q3A	Q4A	Q1A	Q2A	Q3E	Q4E	2018A	2019A	2020E	2021E
Ecommerce Vehicle Revenue	$39.8	$35.9	$36.9	$22.6	$21.9	$27.5	$48.3	$59.4	$122.9	$135.3	$157.1	$348.0
Other Revenue	0.7	1.0	1.0	0.5	0.7	1.2	2.5	3.1	2.6	3.2	7.5	19.6
Wholesale Vehicle Revenue	10.1	5.5	8.0	4.2	7.4	3.8	7.9	9.5	6.3	27.8	28.5	34.3
Total Revenue	**$50.6**	**$42.5**	**$45.9**	**$27.4**	**$30.0**	**$32.4**	**$58.7**	**$72.0**	**$131.8**	**$166.2**	**$193.1**	**$401.8**
% YoY Growth	*87.9%*	*32.6%*	*10.2%*	*(12.6%)*	*(40.8%)*	*(23.6%)*	*27.9%*	*163.3%*	*39.4%*	*26.1%*	*16.1%*	*108.1%*
Cost of Goods Sold	50.4	42.8	46.7	28.1	26.6	28.9	54.8	67.9	126.4	168.0	178.2	364.7
Adjustment to Cost of Goods Sold	2.1	2.8	2.4	1.2	0.2	0.2	-	-	-	8.5	0.3	-
Adjusted Total Gross Profit	**$2.3**	**$2.4**	**$1.5**	**$0.5**	**$3.5**	**$3.7**	**$3.9**	**$4.1**	**$5.4**	**$6.7**	**$15.2**	**$37.1**
% Adjusted Gross Margin	*4.5%*	*5.7%*	*3.3%*	*1.7%*	*11.7%*	*11.5%*	*6.6%*	*5.7%*	*4.1%*	*4.0%*	*7.9%*	*9.2%*
Marketing Expense	1.7	1.9	1.6	1.7	1.8	2.9	3.9	6.5	5.4	7.0	15.1	30.0
General & Administrative Expense (excl. Marketing & SBC)	20.5	13.5	13.7	15.5	11.3	11.0	11.7	13.1	39.1	63.2	47.1	60.9
Depreciation & Amortization	0.6	0.7	0.9	1.0	1.0	1.1	1.2	1.4	2.5	3.2	4.6	6.5
Adjustment to Operating Expenses	8.5	0.3	0.1	4.2	(0.0)	-	-	-	1.7	13.1	(0.0)	-
Adjusted Operating Profit (Loss)	**($12.0)**	**($13.5)**	**($14.6)**	**($13.6)**	**($10.6)**	**($11.3)**	**($12.9)**	**($16.8)**	**($40.0)**	**($53.6)**	**($51.7)**	**($60.2)**
% Margin	*(23.7%)*	*(31.7%)*	*(31.8%)*	*(49.6%)*	*(35.5%)*	*(34.9%)*	*(22.0%)*	*(23.4%)*	*(30.3%)*	*(32.3%)*	*(26.8%)*	*(15.0%)*
Net Interest Expense	0.5	1.0	1.0	1.1	1.2	6.8	0.4	0.5	3.0	3.6	8.9	2.5
Stock-Based Compensation	0.3	0.2	0.8	0.4	0.3	0.7	0.4	0.4	0.2	1.7	1.8	1.8
Adjustment to Net Income	1.1	1.1	1.1	1.1	1.1	6.7	-	-	3.1	4.2	7.8	-
Adjusted Net Income (Loss)	**($11.7)**	**($13.6)**	**($15.4)**	**($14.0)**	**($11.1)**	**($12.1)**	**($13.7)**	**($17.7)**	**($40.1)**	**($54.7)**	**($54.7)**	**($64.5)**
% Margin	*(23.2%)*	*(32.0%)*	*(33.7%)*	*(51.3%)*	*(37.1%)*	*(37.4%)*	*(23.3%)*	*(24.6%)*	*(30.4%)*	*(32.9%)*	*(28.3%)*	*(16.1%)*
Adjusted EBITDA Reconciliation												
Adjusted Net Income (Loss)	($11.7)	($13.6)	($15.4)	($14.0)	($11.1)	($12.1)	($13.7)	($17.7)	($40.1)	($54.7)	($54.7)	($64.5)
Net Interest Expense	(0.6)	(0.1)	(0.0)	0.1	0.2	0.1	0.4	0.5	(0.1)	(0.6)	1.2	2.5
Stock-Based Compensation	0.3	0.2	0.8	0.4	0.3	0.7	0.4	0.4	0.2	1.7	1.8	1.8
Depreciation of PP&E & Amortization	0.6	0.7	0.9	1.0	1.0	1.1	1.2	1.4	2.5	3.2	4.6	6.5
Adjusted EBITDA	**($11.4)**	**($12.7)**	**($13.7)**	**($12.5)**	**($9.7)**	**($10.2)**	**($11.7)**	**($15.5)**	**($37.4)**	**($50.4)**	**($47.1)**	**($53.7)**
% Margin	*(22.6%)*	*(30.0%)*	*(29.9%)*	*(45.8%)*	*(32.2%)*	*(31.5%)*	*(20.0%)*	*(21.5%)*	*(28.4%)*	*(30.3%)*	*(24.4%)*	*(13.4%)*
Ecommerce Units	2,490	2,176	2,181	1,416	1,421	1,822	2,931	3,615	7,232	8,263	9,789	20,921
Wholesale Units	931	585	838	474	706	474	738	924	1,248	2,828	2,842	3,365
Total Units Sold	3,421	2,761	3,019	1,890	2,127	2,296	3,669	4,539	8,480	11,091	12,631	24,286
Ecommerce Average Selling Price[1]	$15,977	$16,521	$16,925	$15,983	$15,423	$15,076	$16,463	$16,442	$16,992	$16,371	$16,046	$16,633
Adjusted Gross Profit per Unit[2]	$921	$1,111	$697	$336	$2,465	$2,048	$1,318	$1,139	$745	$811	$1,554	$1,774
Impact of Non-Repair Labor Expense Per Unit[3]	$402	$357	$396	$341	$342	$258	$150	$150	$235	$378	$198	$150
Customer Acquisition Cost per Unit[4]	$677	$895	$745	$1,200	$1,257	$1,603	$1,339	$1,794	$752	$842	$1,544	$1,433

[1]Ecommerce average selling price calculated as ecommerce vehicle sales divided by ecommerce units
[2]Adjusted gross profit per unit calculated as adjusted gross profit divided by ecommerce units
[3]Impact of non-repair labor expense per unit calculated as non-repair labor expense divided by ecommerce units
[4]Customer acquisition cost (CAC) per unit calculated as marketing expense divided by ecommerce units

Note: Adjusted gross profit includes total adjustments of cost of goods sold of $8.5MM in 2019A and $0.3MM in 2020E. Operating Profit includes total adjustments of $1.9MM in 2018A, $23.2MM in 2019A, $2.1MM in 2020E and $1.8MM in 2021E, and Net Income (Loss) includes total adjustments of $4.8MM in 2018A, $25.7MM in 2019A, and $8.1MM in 2020E. For a reconciliation of adjusted gross margin and operating profit and net income (loss) to their most directly comparable GAAP financial measures see page 44 of the presentation. Adjustments are attributable to non-cash expenses, largely related to Lithia warrant milestones, including $8.5 million of contra-revenue in 2019. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Projections that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited. Quarterly numbers are not shown under SAS 100 guidelines.

Non-GAAP to GAAP Reconciliation

	2019				2020							
($ in Millions)	Q1A	Q2A	Q3A	Q4A	Q1A	Q2A	Q3E	Q4E	2018A	2019A	2020E	2021E
Adjusted Total Gross Profit	**$2.3**	**$2.4**	**$1.5**	**$0.5**	**$3.5**	**$3.7**	**$3.9**	**$4.1**	**$5.4**	**$6.7**	**$15.2**	**$37.1**
Adjustment to Cost of Goods Sold	2.1	2.8	2.4	1.2	0.2	0.2	-	-	-	8.5	0.3	-
GAAP Total Gross Profit	**$0.2**	**($0.4)**	**($0.9)**	**($0.7)**	**$3.3**	**$3.6**	**$3.9**	**$4.1**	**$5.4**	**($1.8)**	**$14.9**	**$37.1**
Adjusted Operating Profit (Loss)	**($12.0)**	**($13.5)**	**($14.6)**	**($13.6)**	**($10.6)**	**($11.3)**	**($12.9)**	**($16.8)**	**($40.0)**	**($53.6)**	**($51.7)**	**($60.2)**
Adjustment to Gross Profit	2.1	2.8	2.4	1.2	0.2	0.2	-	-	-	8.5	0.3	-
Adjustment to Operating Expenses	8.5	0.3	0.1	4.2	(0.0)	-	-	-	1.7	13.1	(0.0)	-
Stock-Based Compensation	0.3	0.2	0.8	0.4	0.3	0.7	0.4	0.4	0.2	1.7	1.8	1.8
GAAP Operating Profit (Loss)	**($22.8)**	**($16.7)**	**($17.9)**	**($19.3)**	**($11.1)**	**($12.2)**	**($13.3)**	**($17.2)**	**($41.8)**	**($76.8)**	**($53.8)**	**($62.0)**
Adjusted Net Income (Loss)	**($11.7)**	**($13.6)**	**($15.4)**	**($14.0)**	**($11.1)**	**($12.1)**	**($13.7)**	**($17.7)**	**($40.1)**	**($54.7)**	**($54.7)**	**($64.5)**
Adjustment to Gross Profit	2.1	2.8	2.4	1.2	0.2	0.2	-	-	-	8.5	0.3	-
Adjustment to Operating Expenses	8.5	0.3	0.1	4.2	(0.0)	-	-	-	1.7	13.1	(0.0)	-
Adjustment to Net Income	1.1	1.1	1.1	1.1	1.1	6.7	-	-	3.1	4.2	7.8	-
GAAP Net Income (Loss)	**($23.4)**	**($17.7)**	**($19.0)**	**($20.5)**	**($12.3)**	**($19.0)**	**($13.7)**	**($17.7)**	**($44.9)**	**($80.5)**	**($62.7)**	**($64.5)**

Note: Adjustments are attributable to non-cash expenses, largely related to Lithia warrant milestones, including $8.5 million of contra-revenue in 2019. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Projections that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited. Quarterly numbers are not shown under SAS 100 guidelines.

Balance Sheet

($ in Millions)	As of December 31, 2018A	2019A	Q1 2020A	Q2 2020A
Assets				
Current Assets:				
Cash and Cash Equivalents	$71.4	$43.0	$28.5	$23.1
Restricted Cash	0.4	0.0	0.0	0.0
Accounts Receivable, Net	4.1	1.8	2.5	2.2
Inventory	43.1	18.2	21.7	15.6
Prepaid Expenses and Other Current Assets	1.3	1.9	2.3	3.1
Total Current Assets	$120.2	$64.9	$55.0	$44.0
Property and Equipment, Net	0.9	2.1	2.1	1.9
Capitalized Website and Internal Use Software Costs, Net	3.2	5.7	6.1	6.3
Restricted Cash, Noncurrent	0.3	1.6	1.6	1.6
Deferred Borrowing Costs	13.4	5.2	4.4	3.7
Other Non-Current Assets	0.7	3.3	3.1	3.0
Total Assets	**$138.7**	**$82.8**	**$72.3**	**$60.5**
Liabilities and Stockholder's Deficit				
Current Liabilities				
Accounts Payable	$5.2	$2.0	$3.3	$3.0
Accrued Expenses and Other Current Liabilities	6.1	6.0	8.1	10.2
Flooring Line of Credit	27.4	16.2	14.0	6.7
Total Current Liabilities	$38.6	$24.2	$25.3	$19.9
Related Party Long Term Note, Net, Noncurrent	0.0	8.5	8.8	9.2
Warrants Liability	8.9	4.8	4.8	10.4
Other Noncurrent Liabilities	0.0	2.0	1.9	8.0
Total Liabilities	**$47.5**	**$39.4**	**$40.9**	**$47.5**
Commitment and Contingencies				
Convertible Preferred Stock	213.5	223.6	223.6	223.6
Total Stockholders' Deficit	**($122.3)**	**($180.3)**	**($192.2)**	**($210.6)**
Total Liabilities, Convertible Preferred Stock and Stockholders' Deficit	**$138.7**	**$82.8**	**$72.3**	**$60.5**

Note: All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited.

Cash Flow Statement

($ in Millions)	2018A	2019A	Q1 2020A	Q2 2020A
Cash Flows from Operating Activities:				
Net Loss	($44.9)	($80.5)	($12.3)	($19.0)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:				
Depreciation and Amortization	2.5	3.2	1.0	1.1
Stock-Based Compensation Expense, Including Warrant Remeasurement	0.2	1.2	0.3	6.1
Non-Cash Expense Upon Milestone Achievement	4.2	6.9	-	-
Contra-Revenue Associated with Milestones	-	8.5	0.2	0.2
Amortization of Debt Discount	1.9	4.2	1.1	1.1
Compensation Expense from Exchange of Common Stock	-	4.8	-	-
Change in Net Working Capital	(27.7)	23.4	(1.1)	7.3
Changes in Operating Assets and Liabilities:				
Accounts Receivable	(0.7)	2.2	(0.6)	0.2
Inventory	(30.7)	24.9	(3.5)	6.1
Prepaid Expenses and Other Current Assets	(0.1)	(0.6)	(0.5)	(0.7)
Other Noncurrent Assets	0.1	(0.1)	0.1	(0.2)
Accounts Payable	3.5	(3.2)	1.3	(0.3)
Accrued Expenses and Other Current Liabilities	0.3	(0.2)	2.2	2.0
Other Noncurrent Liabilities	(0.0)	0.4	(0.0)	(0.0)
Net Cash Used in Operating Activities	**($63.7)**	**($28.2)**	**($10.9)**	**($3.3)**

($ in Millions)	2018A	2019A	Q1 2020A	Q2 2020A
Cash Flows from Investing Activities:				
Purchases of Property and Equipment	(0.9)	(1.7)	(0.2)	(0.1)
Capitalized Website Internal-Use Software Costs	(3.0)	(4.9)	(1.1)	(0.8)
Net Cash Used in Investing Activities	**($3.9)**	**($6.6)**	**($1.3)**	**($1.0)**
Cash Flows from Financing Activities:				
Proceeds From Borrowings Under Loan and Security Agreements	10.0	-	-	-
Repayment of Borrowings Under Loan and Security Agreements	(14.0)	-	-	-
Proceeds From Delayed Draw Term Loans	-	12.5	-	-
Proceeds From Convertible Promissory Notes	20.0	-	-	-
Proceeds From Floor Plan Line of Credit Facility	37.1	112.4	8.1	21.0
Repayment of Flooring Line of Credit Facility	(9.8)	(123.6)	(10.4)	(28.3)
Proceeds from SBA PPP Loans	-	-	-	6.1
Proceeds From Issuance of Convertible Preferred Stock	84.2	5.8	-	-
Issuance Costs Related to Convertible Preferred Stock	(3.8)	(0.0)	-	-
Proceeds from Stock Options Exercises, Including from Early Exercised Options	0.5	0.2	0.1	0.0
Repurchase of Shares Related to Early Exercised Options	(0.0)	(0.0)	-	(0.0)
Net Cash Flows from Financing Activities	**$124.3**	**$7.2**	**($2.2)**	**($1.2)**
Beginning Cash, Cash Equivalents & Restricted Cash	**$15.4**	**$72.1**	**$44.6**	**$30.1**
Net Change in Cash	**$56.7**	**($27.5)**	**($14.4)**	**($5.5)**
Ending Cash, Cash Equivalents & Restricted Cash	**$72.1**	**$44.6**	**$30.1**	**$24.7**

Note: Figures that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. All historical annual GAAP financials shown are audited; quarterly, non-GAAP financials and projections are unaudited. Quarterly numbers are not shown under SAS 100 guidelines.